Exhibit 99.1

NEWS RELEASE
2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334) 613-4034
(334) 613-4500

ALFA CORPORATION REPORTS THIRD QUARTER 2007 RESULTS

Montgomery, Alabama (October 24, 2007) — Alfa Corporation (NASDAQ:ALFA) today announced financial results for the three and nine months ended September 30, 2007. Operating income for the quarter was $24,977,250, or $0.31 per diluted share, compared with operating income of $26,871,178, or $0.33 per diluted share, for the third quarter of 2006, a per share decrease of 7.6%. Net income, which includes net realized investment gains, was $25,119,350, or $0.31 per diluted share, for the third quarter of 2007, compared with $27,237,673, or $0.34 per diluted share in 2006, a per share decrease of 8.3%. Premiums and policy charges increased 3.7% to $179,386,267 for the third quarter of 2007.

For the nine months ended September 30, 2007, operating income was $73,320,225 compared with operating income of $71,354,899 for the first nine months of 2006. On a per share basis, operating income increased 2.2% to $0.90 per diluted share for the nine-month period in 2007 compared with $0.88 per diluted share for the same period in 2006. After net realized investment gains, net income was $74,729,635, or $0.92 per diluted share, for the first nine months of 2007, compared with net income of $72,883,563, or $0.90 per diluted share, for the same period in 2006, a per share increase of 2.0%. Premiums and policy charges increased 4.7% to $536,949,278 for the first nine months of 2007.

During the third quarter of 2007, Alfa Corporation recorded a non-recurring loss resulting from its 41% ownership in MidCountry Financial Corporation. Alfa Corporation accounts for this investment using the equity method. The loss at MidCountry resulted from loans originated and serviced by an independent mortgage lender headquartered

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Alfa Reports Third-Quarter Results

October 24, 2007

in Florida. MidCountry Financial posted a loss in its mortgage portfolio primarily on loans originated by this mortgage lender, which also defrauded MidCountry Financial by misappropriating large principal payments on construction loans being serviced. The impact on Alfa Corporation of these combined non-recurring losses for the third quarter of 2007 was approximately $3,150,000 after-tax, or $0.04 per diluted share.

Alfa Corporation will host a conference call on Wednesday, October 24, at 10:30 a.m. Eastern time. Investors and other interested parties may access the teleconference by calling 1-800-218-0713 (access code 11097382), or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet play of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the NASDAQ Global Select Market under the symbol ALFA.

The associated investor supplement package for the third quarter ended September 30, 2007, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/ALFA3q07tmi.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies - including political, economic, regulatory, climatic, competitive, legal, and technological - any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

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ALFA Reports Third-Quarter Results

October 24, 2007

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended September 30,			Statistics		Three Months Ended September 30,			Statistics
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
Revenues
Premiums - Property and Casualty Insurance	470,448,180	450,442,275	4.44			157,420,855	152,191,304	3.44
Premiums - Life Insurance	37,737,401	34,479,582	9.45			12,556,687	11,639,879	7.88
Policy Charges - Life Insurance	28,763,697	27,879,497	3.17			9,408,725	9,122,277	3.14
Net Investment Income	75,531,072	67,107,526	12.55			21,833,478	26,306,786	(17.00)
Other Income	21,820,533	20,742,003	5.20			6,298,831	7,337,794	(14.16)

Total Revenues	634,300,883	600,650,883	5.60			207,518,576	206,598,040	0.45

Benefits, Losses and Expenses
Benefits, Claims, Losses and Settlement Expenses	363,482,099	346,567,600	4.88	57.30	57.70	120,633,444	118,436,125	1.86	58.13	57.33
Dividends to Policyholders	3,096,847	3,040,848	1.84	0.49	0.51	962,538	954,889	0.80	0.46	0.46
Amortization of Deferred Policy Acquisition Costs	105,402,501	94,853,824	11.12	16.62	15.79	33,963,655	33,603,764	1.07	16.37	16.26
Other Operating Expenses	63,535,710	58,639,498	8.35	10.02	9.76	19,284,473	16,873,615	14.29	9.29	8.17

Total Benefits, Losses and Expenses	535,517,157	503,101,770	6.44	84.43	83.76	174,844,110	169,868,393	2.93	84.25	82.22

Income Before Income Tax Expense	98,783,726	97,549,113	1.27	15.57	16.24	32,674,466	36,729,647	(11.04)	15.75	17.78
Income Tax Expense	25,463,501	26,194,214	(2.79)	25.78	26.85	7,697,216	9,858,469	(21.92)	23.56	26.84

Operating Income	73,320,225	71,354,899	2.75			24,977,250	26,871,178	(7.05)
Realized Investment Gains, Net of Tax	1,409,410	1,528,664	(7.80)			142,100	366,495	(61.23)

Net Income	74,729,635	72,883,563	2.53			25,119,350	27,237,673	(7.78)

Operating Income Per Share - Basic	0.91	0.89	2.43			0.31	0.33	(7.45)

Operating Income Per Share - Diluted	0.90	0.88	2.19			0.31	0.33	(7.58)

Net Income Per Share - Basic	0.93	0.91	2.21			0.31	0.34	(8.18)

Net Income Per Share - Diluted	0.92	0.90	1.97			0.31	0.34	(8.31)

Dividends Per Share	0.3450	0.3200	7.81			0.1175	0.1100	6.82

Average Shares Outstanding - Basic	80,570,574	80,317,604	0.31			80,671,806	80,322,212	0.44

Average Shares Outstanding - Diluted	81,585,629	81,140,033	0.55			81,689,991	81,218,401	0.58

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

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ALFA Reports Third-Quarter Results

October 24, 2007

ALFA CORPORATION

CONSOLIDATED CONDENSED BALANCE SHEETS

	(Unaudited) September 30, 2007	December 31, 2006 (1)	% Change
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $34,695 in 2007 and $57,272 in 2006)	$32,722	$55,052	-40.56%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,480,955,226 in 2007 and $1,436,188,473 in 2006)	1,478,954,757	1,446,693,702	2.23%
Equity Securities Available for Sale, at fair value (cost $99,370,616 in 2007 and $101,177,606 in 2006)	108,178,992	111,427,207	-2.92%
Policy Loans	67,224,157	64,949,875	3.50%
Collateral Loans	123,851,456	128,685,111	-3.76%
Other Long-Term Investments	87,298,427	86,823,771	0.55%
Short-Term Investments	208,868,201	167,683,154	24.56%

Total Investments	2,074,408,712	2,006,317,872	3.39%
Cash	31,178,981	37,218,109	-16.23%
Other Long-Term Investments in Affiliates	131,183,765	120,819,010	8.58%
Accrued Investment Income	18,764,104	17,026,711	10.20%
Accounts Receivable	115,743,463	84,100,246	37.63%
Reinsurance Balances Receivable	11,486,324	6,015,853	90.93%
Deferred Policy Acquisition Costs	234,928,638	224,516,950	4.64%
Goodwill	9,576,218	9,576,218	0.00%
Other Intangible Assets (net of accumulated amortization of $1,879,350 in 2007 and $1,366,800 in 2006)	7,228,650	7,741,200	-6.62%
Other Assets	19,168,796	20,906,925	-8.31%

Total Assets	$2,653,667,651	$2,534,239,094	4.71%

Liabilities and Stockholders’ Equity
Policy Liabilities and Accruals - Property and Casualty Insurance	$185,680,425	$172,664,652	7.54%
Policy Liabilities and Accruals - Life Insurance Interest-Sensitive Products	680,994,088	646,354,761	5.36%
Policy Liabilities and Accruals - Life Insurance Other Products	218,799,651	205,449,027	6.50%
Unearned Premiums	253,110,562	236,481,371	7.03%
Dividends to Policyholders	11,905,252	11,882,776	0.19%
Premium Deposit and Retirement Deposit Funds	4,539,072	4,921,879	-7.78%
Deferred Income Taxes	13,802,066	25,547,554	-45.98%
Other Liabilities	75,696,120	75,222,398	0.63%
Due to Affiliates	33,845,693	24,355,859	38.96%
Commercial Paper	201,616,856	206,923,215	-2.56%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	31,396,118	27,516,459	14.10%

Total Liabilities	1,781,385,903	1,707,319,951	4.34%

Commitments and Contingencies
Stockholders’ Equity :
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000
Issued: None
Common Stock, $1 par value	83,783,024	83,783,024	0.00%
Shares authorized: 110,000,000
Issued: 83,783,024
Outstanding: 80,703,179 in 2007 and 80,459,113 in 2006
Capital in Excess of Par Value	32,370,610	27,502,452	17.70%
Accumulated Other Comprehensive Income (unrealized gains on securities available for sale, net of tax of $5,932,936 in 2007 and $14,019,988 in 2006; unrealized gains on interest rate swap contract, net of tax of $105,541 in 2006; unrealized gains (losses) on other long-term investments, net of tax of ($106,291) in 2007 and $75,006 in 2006)	5,826,645	14,200,535	-58.97%
Retained Earnings	785,695,387	738,811,778	6.35%
Treasury Stock, at cost (shares, 3,079,845 in 2007 and 3,323,911 in 2006)	(35,393,918)	(37,378,646)	-5.31%

Total Stockholders’ Equity	872,281,748	826,919,143	5.49%

Total Liabilities and Stockholders’ Equity	$2,653,667,651	$2,534,239,094	4.71%

Book Value per share	$10.81	$10.28

(1)	Derived from audited financial statements

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Alfa Corporation

Investor Supplement

Third Quarter 2007

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in Form 10-K.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
INCOME STATEMENT
Revenues
Automobile Premiums	$292,255	$283,444	3.1			$97,487	$95,964	1.6
Homeowner Premiums	164,313	155,108	5.9			55,146	52,259	5.5
Other Premiums	13,880	11,890	16.7			4,788	3,968	20.7

Total Premiums - Property and Casualty Insurance	470,448	450,442	4.4	100.0%	100.0%	157,421	152,191	3.4	100.0%	100.0%
Net Investment Income	34,543	28,777	20.0			11,699	10,231	14.3
Other Income	11,508	10,244	12.3			3,221	3,410	(5.5)

Total Revenues	516,499	489,463	5.5			172,341	165,832	3.9
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	262,771	249,655	5.3	55.9%	55.4%	90,977	89,774	1.3	57.8%	59.0%
Incurred Losses (Storm)	13,919	13,773	1.1	3.0%	3.1%	1	(32)	103.1	0.0%	0.0%
Loss Adjustment Expense	23,984	22,060	8.7	5.1%	4.9%	7,701	7,512	2.5	4.9%	4.9%

Total Benefits, Claims, Losses and Settlement Expenses	300,674	285,488	5.3	64.0%	63.4%	98,679	97,254	1.5	62.7%	63.9%
Amortization of Deferred Policy Acquisition Costs	93,498	86,829	7.7	19.9%	19.3%	30,384	30,686	(1.0)	19.3%	20.2%
Other Operating Expenses	38,885	37,285	4.3	8.3%	8.3%	11,521	10,555	9.2	7.3%	6.9%

Total Operating Expenses	132,383	124,114	6.7	28.2%	27.6%	41,905	41,241	1.6	26.6%	27.1%

Total Benefits, Losses and Expenses	433,057	409,602	5.7	92.2%	91.0%	140,584	138,495	1.5	89.3%	91.0%

Income Before Income Tax Expense	83,442	79,861	4.5			31,757	27,337	16.2
Income Tax Expense	20,615	20,800	(0.9)			7,571	6,876	10.1

Operating Income *	62,827	59,061	6.4			24,186	20,461	18.2
Realized Investment Gains (Losses), Net of Tax	(1,686)	(1,864)	9.5			1,202	(850)	241.4

Net Income	$61,141	$57,197	6.9			$25,388	$19,611	29.5

Operating Income Per Share - Diluted *	$0.77	$0.73	5.8			$0.30	$0.25	17.5
Net Income Per Share - Diluted	$0.75	$0.70	6.3			$0.31	$0.24	28.7

Operating Return on Equity*	17.5%	17.9%

Return on Equity*	16.9%	17.2%

Other Key Information
Earned Premium by Market
Alabama	$337,597	$329,245	2.5	71.8%	73.1%	$113,187	$110,186	2.7	71.9%	72.4%
Georgia	24,137	23,745	1.7	5.1%	5.3%	8,160	7,885	3.5	5.2%	5.2%
Mississippi	33,380	30,186	10.6	7.1%	6.7%	11,291	10,181	10.9	7.2%	6.7%
Alliance/VA Mutual	18,909	16,033	17.9	4.0%	3.6%	7,086	5,328	33.0	4.5%	3.5%
Nonstandard	56,425	51,233	10.1	12.0%	11.4%	17,697	18,611	(4.9)	11.2%	12.2%

Total Earned Premium	$470,448	$450,442	4.4	100.0%	100.0%	$157,421	$152,191	3.4	100.0%	100.0%

Incurred Losses by Market (Non-storm)
Alabama	$179,572	$179,198	0.2	53.2%	54.4%	$61,415	$63,020	(2.5)	54.3%	57.2%
Georgia	16,531	15,758	4.9	68.5%	66.4%	6,872	5,988	14.8	84.2%	75.9%
Mississippi	18,740	14,293	31.1	56.1%	47.3%	6,531	5,417	20.6	57.8%	53.2%
Alliance/VA Mutual	8,332	7,799	6.8	44.1%	48.6%	4,020	3,361	19.6	56.7%	63.1%
Nonstandard	39,596	32,607	21.4	70.2%	63.6%	12,139	11,988	1.3	68.6%	64.4%

Total Incurred Losses	$262,771	$249,655	5.3	55.9%	55.4%	$90,977	$89,774	1.3	57.8%	59.0%

Lapse Ratio: Preferred and Standard Classes *	3.31%	3.44%				3.45%	3.64%
Net Written Premium by LOB
Automobile	$294,066	$299,591	(1.8)			$96,139	$96,997	(0.9)
Homeowner	171,245	163,450	4.8			57,003	55,924	1.9
Other	14,975	13,330	12.3			4,782	4,051	18.0

Total Net Written Premium	$480,286	$476,371	0.8			$157,924	$156,972	0.6

Net Written Premium by Market
Alabama	$345,916	$339,354	1.9			$115,801	$114,440	1.2
Georgia	24,708	24,442	1.1			8,488	8,224	3.2
Mississippi	34,765	32,959	5.5			11,303	10,460	8.1
Alliance/VA Mutual	20,057	15,417	30.1			7,855	6,028	30.3
Nonstandard	54,840	64,199	(14.6)			14,477	17,820	(18.8)

Total Net Written Premium	$480,286	$476,371	0.8			$157,924	$156,972	0.6

Data may differ from actual due to rounding.

Market information reflects presentation change for Nonstandard.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2007	2006	% Change	2007	2006	2007	2006	% Change	2007	2006
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$37,355	$33,987	9.9			$12,556	$11,638	7.9
Universal Life Policy Charges	16,843	16,278	3.5			5,696	5,483	3.9
Universal Life Policy Charges - COLI	3,370	3,246	3.8			848	768	10.4
Interest-sensitive Life Policy Charges	8,548	8,355	2.3			2,864	2,871	(0.2)
Annuity Policy Charges	2	—	100.0			1	—	100.0
Group Life Insurance Premiums	529	493	7.3			—	2	(100.0)

Total Premiums and Policy Charges - Life Insurance	66,647	62,359	6.9	100.0%	100.0%	21,965	20,762	5.8	100.0%	100.0%
Net Investment Income	44,671	41,602	7.4			14,935	14,296	4.5
Other Income	—	—	0.0			—	—	0.0

Total Revenues	111,318	103,961	7.1			36,900	35,058	5.3
Benefits, Claims, Losses and Settlement Expenses	63,026	61,432	2.6	94.6%	98.5%	22,019	21,184	3.9	100.2%	102.0%
Dividends to Policyholders	3,097	3,041	1.8	4.6%	4.9%	963	955	0.8	4.4%	4.6%
Amortization of Deferred Policy Acquisition Costs	11,905	8,812	35.1	17.9%	14.1%	3,580	2,918	22.7	16.3%	14.1%
Other Operating Expenses	11,426	8,193	39.5	17.1%	13.1%	2,935	1,416	107.3	13.4%	6.8%

Total Benefits, Losses and Expenses	89,454	81,478	9.8	134.2%	130.6%	29,497	26,473	11.4	134.3%	127.5%

Income Before Income Tax Expense	21,864	22,483	(2.8)			7,403	8,585	(13.8)
Income Tax Expense	6,896	7,057	(2.3)			2,258	2,749	(17.9)

Operating Income	14,968	15,426	(3.0)			5,145	5,836	(11.8)
Realized Investment Gains (Losses), Net of Tax	3,120	3,428	(9.0)			(1,068)	1,224	(187.3)

Net Income	$18,088	$18,854	(4.1)			$4,077	$7,060	(42.3)

Operating Income Per Share - Diluted	$0.18	$0.19	(3.5)			$0.06	$0.07	(12.3)
Net Income Per Share - Diluted	$0.22	$0.23	(4.6)			$0.05	$0.09	(42.6)

Operating Return on Equity	7.0%	7.4%

Return on Equity	8.5%	9.1%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$8,802	$9,789	(10.1)			$2,645	$2,602	1.7
Universal Life	2,663	2,832	(6.0)			699	919	(23.9)
Interest-sensitive Life	1,665	1,598	4.2			511	548	(6.8)

Total Issued New Business Premium by LOB	$13,130	$14,219	(7.7)			$3,855	$4,069	(5.3)

Annualized New Business Premium by Region
Alabama	$11,271	$12,343	(8.7)			$3,361	$3,553	(5.4)
Georgia	863	1,016	(15.1)			225	296	(24.0)
Mississippi	996	860	15.8			269	220	22.3

Total Issued New Business Premium by Region	$13,130	$14,219	(7.7)			$3,855	$4,069	(5.3)

Actual vs. Expected Mortality Ratio *	82%	103%				86%	103%
Persistency Ratio *	90.6%	91.0%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$(3,801)	$969	(492.3)	$(4,242)	$167	(2,640.1)
Loan Income (net of expense)	4,095	(274)	1,594.5	1,000	3,045	(67.2)
Other Net Investment Income	1,209	71	1,602.8	477	65	633.8

Total Net Investment Income	1,503	766	96.2	(2,765)	3,277	(184.4)
Fee/Commission Income - Agency Operations	25,389	27,787	(8.6)	7,229	9,060	(20.2)
Other Income	836	921	(9.2)	277	258	7.4

Total Other Income	26,225	28,708	(8.6)	7,506	9,318	(19.4)

Total Revenues	27,728	29,474	(5.9)	4,741	12,595	(62.4)
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	3,136	2,575	21.8	1,009	952	6.0
Other Operating Expenses - Loan/Lease Operations	3,110	3,814	(18.5)	934	1,470	(36.5)
Other Operating Expenses - Agency Operations	19,838	22,049	(10.0)	6,114	6,824	(10.4)
Other Operating Expenses - Other Operations	594	811	(26.8)	718	445	61.3

Total Benefits, Losses and Expenses	26,678	29,249	(8.8)	8,775	9,691	(9.5)

Income Before Income Tax Expense	1,050	225	366.7	(4,034)	2,904	(238.9)
Income Tax Expense	600	93	545.2	(1,276)	968	(231.8)

Operating Income (Loss)	450	132	240.9	(2,758)	1,936	(242.5)
Realized Investment Gains (Losses), Net of Tax	(25)	(35)	28.6	8	(7)	214.3

Net Income (Loss)	$425	$97	338.1	$(2,750)	$1,929	(242.6)

Operating Income (Loss) Per Share - Diluted	$0.01	$0.00	239.0	$(0.03)	$0.02	(241.6)
Net Income (Loss) Per Share - Diluted	$0.01	$0.00	335.8	$(0.03)	$0.02	(241.7)

Operating Return on Equity	0.8%	0.4%

Return on Equity	0.7%	0.3%

Other Key Information
	9/30/07	9/30/06	% Change
Alfa Financial Corporation:
Loan Portfolio	$123,486	$129,927	(5.0)
Loan Portfolio Yield *	8.09%	7.79%
Loan Gross Charge-offs	$(357)	$4,177
Loan Net Charge-offs	$(434)	$4,114
Loan Delinquency Ratio *	2.26%	1.87%
MidCountry Financial Corporation:
Carrying Value (41% and 42% ownership at 9/30/07 and 9/30/06, respectively)	$81,659	$55,888	46.1
Equity in Net Earnings	$(3,801)	$969	(492.3)
Return on Carried Value *	-5.5%	1.8%

Data may differ from actual due to rounding.

8

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
INCOME STATEMENT
Revenues
Premiums - Life Insurance	$(146)	$—	(100.0)	$—	$—	0.0
Investment Loss	(1,117)	(608)	(83.7)	(735)	(134)	(448.5)
Interest Expense	(4,069)	(3,431)	(18.6)	(1,301)	(1,363)	4.5

Total Net Investment Loss	(5,186)	(4,039)	(28.4)	(2,036)	(1,497)	(36.0)
Other Income	(15,913)	(18,210)	12.6	(4,428)	(5,391)	17.9

Total Revenues	(21,245)	(22,249)	4.5	(6,464)	(6,888)	6.2
Benefits, Losses and Expenses
Claims and Settlement Expenses	(3,353)	(2,927)	(14.6)	(1,073)	(953)	(12.6)
Amortization of Deferred Policy Acquisition Costs	—	(787)	100.0	—	—	0.0
Other Operating Expenses	(10,317)	(13,513)	23.7	(2,937)	(3,836)	23.4

Total Benefits, Claims, Losses and Settlement Expenses	(13,670)	(17,227)	20.6	(4,010)	(4,789)	16.3

Loss Before Income Tax Expense (Benefit)	(7,575)	(5,022)	(50.8)	(2,454)	(2,099)	(16.9)
Income Tax Expense (Benefit)	(2,648)	(1,757)	(50.7)	(856)	(734)	(16.6)

Operating Income (Loss)	(4,927)	(3,265)	(50.9)	(1,598)	(1,365)	(17.1)
Realized Investment Gains (Losses), Net of Tax	—	—	0.0	—	—	0.0

Net Income (Loss)	$(4,927)	$(3,265)	(50.9)	$(1,598)	$(1,365)	(17.1)

Operating Income (Loss) Per Share - Diluted	$(0.06)	$(0.04)	(50.1)	$(0.02)	$(0.02)	(16.4)
Net Income (Loss) Per Share - Diluted	$(0.06)	$(0.04)	(50.1)	$(0.02)	$(0.02)	(16.4)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Nine Months Ended September 30,						Three Months Ended September 30,
		2007	2006	% Change				2007	2006	% Change
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
					Yields						Yields
					2007	2006					2007	2006
Net Investment Income and Pre-tax Yield:
Fixed Income Securities		$64,393	$59,693	7.9	5.9%	5.7	% [1]	$21,381	$20,741	3.1	5.8%	5.9	% [1]
Equity Securities		2,676	2,927	(8.6)	3.1%	3.3%		715	650	10.0	2.5%	2.2%
Collateral Loans		7,696	7,539	2.1				2,611	2,607	0.2
Commercial Leases		89	153	(41.8)				15	59	(74.6)
Other Investment Income		17,719	16,717	6.0				3,803	6,089	(37.5)
Interest Expense		(12,122)	(11,467)	(5.7)				(4,217)	(4,199)	(0.4)
Investment Expenses		(4,919)	(8,454)	41.8				(2,474)	361	(785.3)

Total Net Investment Income		$75,532	$67,108	12.6				$21,834	$26,308	(17.0)

Investment Portfolio Composition:		9/30/07	12/31/06

Fixed Income Securities, by Rating:	[2]
NAIC Rated	Moody’s Rated
1	Aaa/Aa/A	$1,390,707	$1,353,897	2.7
2	Baa	81,328	83,338	(2.4)
3	Ba	2,000	2,060	(2.9)
4	B	1,953	4,454	(56.2)
5	Caa	—	—	0.0
6	In or near default	—	—	0.0
Not Rated		3,000	3,000	0.0

Total Fixed Income Securities		1,478,988	1,446,749	2.2
Equity Securities		108,179	111,427	(2.9)
Collateral Loans		123,851	128,685	(3.8)
Other Invested Assets		363,391	319,457	13.8

Total Investments		2,074,409	2,006,318	3.4
Investment In Affiliates		131,184	120,819	8.6

Total		$2,205,593	$2,127,137	3.7

[1]

Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2007

(Unaudited)

Additional Information
	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753
Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,148,041	11,646,118	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,346,862	22,743,798	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	722,795,981	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	340,815,304	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684
Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799	10,729,178	40,199,673
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953	24,178,448	105,692,440
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977	733,114,630
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284	407,475,146
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527	157,988,560
Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842	13,012,004	50,962,584
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445	9,749,301	30,477,610
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993	957,658,384
Life Statutory Surplus	163,786,697	167,102,347	171,890,971	177,189,239

	06:1Q	06:2Q	06:3Q	06:4Q	2006
Pretax P&C Net Investment Income	9,678,917	8,867,842	10,230,689	10,639,827	39,417,275
Pretax P&C Operating Income	19,996,255	32,528,491	27,338,061	29,125,239	108,988,046
P&C Statutory Invested Assets (2)	781,525,886	792,053,522	789,965,735	815,633,254
P&C Statutory Surplus	410,789,564	430,367,018	424,266,223	450,690,007
P&C Loss & LAE Reserves (1)	163,390,031	161,008,518	164,960,736	170,675,884
Pretax Life Net Investment Income	13,590,101	13,716,250	14,296,140	14,924,804	56,527,295
Pretax Life Operating Income	7,113,633	6,783,319	8,585,952	11,599,737	34,082,641
Life Statutory Invested Assets	1,002,957,159	999,648,875	1,017,945,275	1,031,591,536
Life Statutory Surplus	182,409,009	179,808,669	184,518,325	202,198,338

	07:1Q	07:2Q	07:3Q	07:4Q	2007
Pretax P&C Net Investment Income	11,561,426	11,282,501	11,699,476		34,543,403
Pretax P&C Operating Income	13,742,157	37,943,043	31,757,920		83,443,120
P&C Statutory Invested Assets (2)	858,199,394	868,459,544	871,242,094
P&C Statutory Surplus	458,720,955	468,199,817	481,907,743
P&C Loss & LAE Reserves (1)	186,168,206	184,182,945	183,219,117
Pretax Life Net Investment Income	14,638,077	15,097,218	14,935,394		44,670,689
Pretax Life Operating Income	4,685,844	9,774,858	7,404,663		21,865,365
Life Statutory Invested Assets	1,066,821,010	1,078,632,782	1,085,646,785
Life Statutory Surplus	206,159,735	215,767,284	220,258,634

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.

Certain amounts in prior periods have been reclassified to conform to the presentation adopted in the current period. Such reclassifications did not impact earnings.